SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): September 30,
                                      1996



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

        DELAWARE              33-56893                51-0362653
(State or other jurisdiction (Commission   (I.R.S. employer
of incorporation)             file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



                                          Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                           Numbered
Number                                                            Exhibit
                                                                  Page



10.1 Pooling and Servicing Agreement, dated as of September 1, 1996 among Residential Asset
        Securities  Corporation,  as company,
        Residential Funding Corporation, as master servicer, and The First National Bank of
        Chicago as trustee.

10.2 Certificate Guaranty Insurance Policy issued by AMBAC Indemnity Corporation in connection with the Residential Asset Securities Corporation,
        Mortgage Pass-Through Certificates,
        Series 1996-KS4, Class A.

                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL ASSET SECURITIES
                                               CORPORATION



                                               By: /s/ William E. Waldusky
                                               Name:   William E. Waldusky
                                               Title:  Vice President


Dated:  October 8, 1996

Exhibit 10.1





                         Pooling and Servicing Agreement

  Exhibit 10.2






                      Certificate Guaranty Insurance Policy